                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  FEBRUARY 27, 1997
                                                         -----------------
                           MICRONICS COMPUTERS, INC.
                           -------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           0-19272                                              77-0132288
           -------                                              ----------
  (Commission File Number)                         (I.R.S. Employer Identification Number)

             45365 NORTHPORT LOOP WEST, FREMONT, CALIFORNIA  94538
             -----------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (510) 651-2300
                                 ---------------
              (Registrant's Telephone Number, Including Area Code)


               221 EAST WARREN AVENUE, FREMONT, CALIFORNIA 94539
               -------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5:  OTHER EVENTS

         The Annual Meeting of the Stockholders of Micronics Computers, Inc. (the "Company") was held on February 27, 1997 in Fremont California. Of the 13,979,077 shares of the Company's Common Stock outstanding as of the record date, 11,571,835 shares were present or represented by proxy at the meeting. The following matters were submitted to a vote of the stockholders:

(1)      To elect the following to serve as a Director of the Company:

                                                                                 Votes For                Votes Abstaining
                                                                                 ----------               ----------------
                          Shanker Munshani                                        9,484,524                    2,087,311
                          William Earle Shelander                                 9,465,288                    2,106,547
                          Diane Simon                                             9,279,508                    2,292,327

(2) To ratify the selection of KPMG Peat Marwick LLP as independent accountants for the Company for the fiscal year ending September 30, 1997:

                                  Votes for:                  10,198,545
                                  Votes against:               1,284,642
                                  Votes abstaining:               88,648

         The proposal carried. The vote required was a majority of the shares of Common Stock present at the meeting in person or by proxy (without counting broker non-votes toward the vote required) or at least 5,785,918 shares of the Company's Common Stock.

(3) To consider a stockholder recommendation to the Board of Directors of the Company that the Board of Directors take the steps necessary to achieve a sale or cash merger of the Company on terms that will maximize values as promptly as possible:

         Votes for:               4,054,630                       Votes abstaining:            110,740
         Votes against:           2,573,500                       Broker non-votes:          4,832,965

         The stockholder recommendation carried. The vote required was a majority of the shares of Common Stock present at the meeting in person or by proxy (without counting broker non-votes toward the vote required) or at least 3,369,436 shares of the Company's Common Stock.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.  Not Applicable.

(b)      Pro Forma Financial Information.  Not Applicable.

(c)      Exhibits.  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 5, 1997                         MICRONICS COMPUTERS, INC.


                                             By: /s/ Shanker Munshani
                                                     --------------------
                                                     Shanker Munshani,
                                                     President